Allowance For Doubtful Accounts	12 Months Ended
Dec. 29, 2012
Allowance For Doubtful Accounts
5.	ALLOWANCE FOR DOUBTFUL ACCOUNTS

A summary of the activity in the allowance for doubtful accounts for the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011 is as follows (in thousands):

	Year Ended	Year Ended	Year Ended
	December 29, 2012	December 31, 2011	January 1, 2011
Balance at beginning of year	$35,100	$36,904	$35,171
Charged to costs and expenses	10,701	17,156	26,013
Customer accounts written off — net of recoveries	(20,195)	(18,960)	(24,280)

Balance at end of year	$25,606	$35,100	$36,904

The above table does not include the vendor receivable allowance for doubtful accounts of $4 million, $5 million and $3 million at December 29, 2012, December 31, 2011 and January 1, 2011, respectively.